2011 Private Placement	12 Months Ended
Mar. 31, 2012
2011 Private Placement

Note 7. 2011 Private Placement

In October 2011, the Company entered into a self-directed 2011 Private Placement consisting of the sale of 2,500,000 Units at a price of $0.60 per Unit. Each Unit consisted of one share of the Company’s common stock and one Series A Warrant to purchase one share of common stock at $1.25 per share for a period of two years from the date of issuance. The 2011 Private Placement closed on December 31, 2011, raising $704,870 in the sale of 1,174,785 shares of common stock and 1,174,785 Series A Warrants. The issuance of the shares of common stock and the shares underlying the Series A Warrants are exempt from registration pursuant to regulation Rule 506.

At the time of grant, the fair value of the 1,174,785 Series A Warrants, as calculated using the Black-Scholes model, was $569,383, using the following weighted average assumptions: risk-free interest rate of 0.27%; expected lives of 2 years, expected volatility of 167.9%, and a 0% dividend yield. The proceeds from the 2011 Private Placement allocated to the warrants and common stock were $288,285 and $416,585, respectively, based on their relative fair values on the date of issuance.